UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 18, 2023
AURORA INNOVATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40216	98-1562265
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1654 Smallman St, Pittsburgh, PA	15222
(Address of principal executive offices)	(Zip Code)
(888) 583-9506
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	AUR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AUROW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.        Regulation FD Disclosure.

On July 18, 2023, Aurora Innovation, Inc. (“we,” “us,” “our,” or “Aurora”) announced the commencement of an underwritten public offering of its shares of Class A common stock. Concurrent with the proposed public offering, Aurora entered into a common stock purchase agreement pursuant to which certain existing institutional and strategic investors, entities affiliated with two of Aurora’s directors, and new institutional investors, all of whom are qualified institutional buyers or institutional accredited investors, agreed to purchase $600 million of shares of Aurora’s Class A common stock in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of Aurora’s press release announcing the underwritten public offering and private placement is attached as Exhibit 99.1 to this Current Report on Form 8‑K and incorporated herein by reference.

In connection with the private placement, Aurora disclosed the following to certain qualified institutional buyers and institutional accredited investors:

•Aurora expects to report that it had $785 million of cash, cash equivalents and short-term investments, exclusive of restricted cash, as of June 30, 2023.

•Aurora estimates quarterly cash use of $175 million to $185 million, on average, from the third quarter of 2023 through its planned commercial launch. The projected uses of cash during this period is based upon assumptions including research and development and general and administrative activities, as well as capital expenses and working capital.

•Prior to the proposed public offering and private placement described above, Aurora anticipates needing $1.6 billion to $1.7 billion in incremental capital beyond its cash, cash equivalents and short term investments as of June 30, 2023 to become free cash flow positive on a run-rate basis by the end of 2027.

Key Forecast Assumptions for Financial Disclosures

Aurora’s financial disclosures on estimated quarterly cash use through its planned commercial launch and anticipated incremental capital to become free cash flow positive were prepared on a reasonable basis and reflect the best currently available estimates and judgments, and present, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Aurora and are based upon the following assumptions:

•Cash and cash equivalent and short-term investments
◦The amount as of June 30, 2023 is preliminary and subject to completion of management’s quarterly financial closing procedures and the completion of the preparation of our interim consolidated financial statements.

•Quarterly cash use through planned commercial launch
◦Aurora's projected uses of cash during this period is based upon assumptions including research and development and general and administrative activities, as well as capital expenses and working capital.

•Incremental capital to become free cash flow positive
◦The timing of free cash flow breakeven is influenced by the number of Aurora Driver-powered trucks deployed and miles per truck, pricing assumptions of our Driver as a Service per mile fee, gross profit expectations including cost efficiencies and technical advancements over time, and anticipated operating expenses, capital expenditures, and working capital. Aurora expects free cash flow generation to occur, on a run rate basis, by year end 2027.

◦The incremental capital to reach free cash flow breakeven is based upon our anticipated cash use between now and the time of free cash flow breakeven, less our existing cash, cash equivalents, and short term investments. Aurora's cash use is based upon assumptions for operating expenses including research and development and general and administrative activities. These expenses are offset by gross profit from commercial operations which is based on assumptions regarding the number of Aurora Driver-powered trucks and miles driven, price per mile, and cost improvements over time (including reductions in the hardware cost of our system and reductions in insurance cost per mile). Additional assumptions that impact incremental capital to breakeven are estimated capital expenditures and working capital.

The assumptions and estimates underlying the above-referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive uncertainties that could cause actual results to differ materially from those contained in such information. While all projections, estimates and targets are necessarily speculative, Aurora believes that the preparation of this type of information involves increasingly higher levels of uncertainty the further out the forecast, estimate or target extends from the date of preparation. Inclusion of these forecasts in this report should not be regarded as a representation by any person that the forecasted results will be achieved.

Forward Looking Statements

This report contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to Aurora’s cash use and timing of free cash flow breakeven. These forward-looking statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, including but not limited to: whether or not Aurora will be able to raise capital through the sale of Class A common stock or consummate the proposed offerings; the final terms of the offerings; the satisfaction of closing conditions; and other risks. Information regarding the foregoing and additional risks are described in the Risk Factor sections of the preliminary prospectus supplement for the underwritten public offering to be filed with the SEC, and the documents incorporated by reference therein, including without limitation those risks and uncertainties identified in the “Risk Factors” section of Aurora’s Annual Report on Form 10-K filed with the SEC on February 21, 2023, Aurora’s Quarterly Report on Form 10-Q filed with the SEC on May 4, 2023 and other filings that Aurora makes with the SEC from time to time. All forward-looking statements reflect Aurora’s beliefs and assumptions only as of the date of this report. Aurora undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Non-GAAP Financial Measures

This report makes reference to certain non-GAAP financial measures that Aurora’s management uses to evaluate Aurora’s operations, measure its performance and make strategic decisions. Free cash flow is a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities, the most directly comparable financial measure calculated in accordance with GAAP, less purchases of property and equipment. Aurora believes that free cash flow is a meaningful indicator of liquidity to management and investors that provides information about the amount of cash generated from our operations that, after the investments in property and equipment, can be used for strategic initiatives. Aurora believes that free cash flow provides useful information to investors and others in understanding and evaluating Aurora’s operating results in the same manner as management. However, free cash flow is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for or superior to net cash provided in operations or any other operating performance measure which is calculated in accordance with GAAP. Using any such financial measure to analyze Aurora’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant and because they exclude significant expenses that are required by GAAP to be recorded in Aurora’s financial measures. In addition, although other companies in Aurora’s industry may report measures titled free cash flow or similar measures, such financial measures may be calculated differently from how Aurora calculates such financial measures, which reduces their overall usefulness as comparative measures. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Because of these limitations, you should consider free cash flow alongside other financial performance measures, including net cash flow from operations and other financial results presented in accordance with applicable accounting standards.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 18, 2023.
104	Cover Page Interactive Data File.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 18, 2023

AURORA INNOVATION, INC.

By:	/s/ David Maday
David Maday
Chief Financial Officer